UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549




                                    FORM 8-K


                                 Current Report
                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): November 5, 2008


                               AMBASE CORPORATION
             (Exact name of registrant as specified in its charter)



            Delaware                      1-07265             95-2962743
  (State or other jurisdiction    (Commission File Number)  (I.R.S. Employer
         of incorporation)                                 Identification No.)



                     100 PUTNAM GREEN, GREENWICH, CT 06830-6027
           (Address of principal executive offices, including zip code)


                                 (203) 532-2000
              (Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communication s pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).










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     Item 5.02  DEPARTURE  OF  DIRECTORS  OR  PRINCIPAL  OFFICERS;  ELECTION  OF
DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     AmBase Corporation (the "Company")announced that it received notice of resignation on November 5, 2008, from Mr. Philip M. Halpern, officially informing the Company of his resignation from the Company's Board of Directors (the "Board"). Mr. Halpern has served on the Company's Board since January 2006 and also served as a member of the Company's Accounting and Audit Committee and as the Co-Chairperson of the Company's Personnel Committee.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AmBase Corporation



By:  /s/ John P. Ferrara
     -------------------------------
     Vice President and Chief Financial Officer and Controller
     (Principal Financial and Accounting Officer)

Dated:  November 5, 2008